UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2016

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 7.01 of this Current Report on Form 8-K under the headings “Plan Support Agreement,” “Private Placement” and “Rights Offering and Backstop Commitment” is incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure

Background

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (the “Company” or “Peabody Energy”), and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

Plan of Reorganization and Disclosure Statement

On December 22, 2016, the Debtors filed with the United States Bankruptcy Court a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”).

The proposed Plan provides for, among other things, (1) classification and treatment of various claims and equity interests, (2) a reduction of the Company’s debt upon emergence, and (3) the recapitalization of the Company through a rights offering and private placement for equity securities of the reorganized company (“Reorganized PEC”). The terms and provisions of the proposed Plan are described in more detail in the term sheet for the Plan (the “Plan Term Sheet”), which Plan Term Sheet is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Plan, Reorganized PEC will use reasonable best efforts to cause Reorganized PEC’s common stock (“Reorganized PEC Common Stock”) and Preferred Equity (as defined below) to be listed on the New York Stock Exchange as soon as practicable after the effective date of the Plan (the “Effective Date”).

The Plan also provides for a long-term incentive plan (the “LTIP”) for management and employees of Reorganized PEC, including reservation of an amount of Reorganized PEC Common Stock for the LTIP.

In addition, the Plan contemplates a nine member Board of Directors of Reorganized PEC (the “Reorganized PEC Board”), to be comprised of Reorganized PEC’s Chief Executive Officer and at least one other independent director to be chosen by Peabody Energy. Three significant creditors or creditor groups will each select an independent director for appointment to the Reorganized PEC Board, and a search process described in the Plan Term Sheet will be conducted to select four additional independent directors.

The Debtors have an exclusive period to solicit and obtain acceptances of the Plan through and including March 17, 2017. It is possible that the Plan as filed may be challenged and undergo substantial revision prior to the time that it is submitted to the Debtors’ creditors for a vote.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the Disclosure Statement. Copies of the Plan and the Disclosure Statement are available free of charge at www.kccllc.net/Peabody. A copy of the press release the Company issued to announce the filing of the Plan and the Disclosure Statement is also attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, nothing contained herein is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it is confirmed by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will confirm the Plan or that the Plan will be implemented successfully.

All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Cautionary Note Regarding the Company’s Existing Equity Securities

The proposed Plan provides that existing Peabody Energy equity securities will be cancelled and extinguished on the Effective Date of the Plan, and the holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such equity interests. If the Plan is confirmed and existing Peabody Energy equity or any other securities are cancelled, amounts invested by holders of such securities will not be recoverable and such securities will have no value. Trading prices for Peabody Energy’s existing equity or its other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Plan Support Agreement

On December 22, 2016, the Company filed a motion (the “PSA Motion”) with the Bankruptcy Court seeking authority to enter into a plan support agreement (the “PSA”) with certain of its lenders and noteholders (collectively, the “PSA Signatories”) to effect an agreed upon restructuring of the Debtors’ obligations embodied in the Plan (the “Restructuring”). The Debtors have requested that the Bankruptcy Court hear the PSA Motion at the hearing currently scheduled for January 26, 2017 (the “PSA Hearing”).

Among other things, the PSA requires the PSA Signatories to (i) upon receiving a Bankruptcy Court approved Disclosure Statement, vote in favor of and otherwise support the Plan and (ii) take commercially reasonably necessary actions in furtherance of the Restructuring and the transactions the (“Restructuring Transactions”) contemplated under the Plan Term Sheet (as defined below), the Plan and the Plan Documents (as defined in the PSA). The PSA requires the Debtors to, among other things, (1) operate their businesses in the ordinary course, (2) support and complete the Restructuring and the Restructuring Transactions within the applicable timeframes provided in the PSA and (3) take any necessary actions in furtherance of the Restructuring and the Restructuring Transactions. The Debtors’ obligations under the PSA, however, are subject to a fiduciary termination event as set forth in Section 15.01 of the PSA. The PSA also provides for customary conditions to the obligations of the parties and for termination by each party upon the occurrence of certain events, including without limitation the failure of the Company to achieve certain milestones.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the PSA, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Private Placement

In accordance with the Plan, the Company has agreed to conduct a private placement (the “Private Placement”) on the terms and conditions described in the Plan Term Sheet and pursuant to a private placement agreement, dated as of December 22, 2016 (the “Private Placement Agreement”) among the Company and certain of the Company’s creditors (the “Private Placement Parties”). Pursuant to the Private Placement, the Private Placement Parties will have the right and obligation to purchase $750 million in the aggregate of newly created mandatory convertible preferred stock of Reorganized PEC (“Preferred Equity”) in a private placement exempt from registration pursuant to section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The Debtors will seek approval of the Private Placement and the Private Placement Agreement as part of the PSA Motion at the PSA Hearing.

The foregoing descriptions of the Private Placement and the Private Placement Agreement do not purport to be complete and are qualified in their entirety by reference to the Private Placement Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Rights Offering and Backstop Commitment

In accordance with the Plan, (i) the Company also has agreed to conduct a $750 million rights offering to eligible creditors for Reorganized PEC Common Stock (the “Rights Offering”) and (ii) the Rights Offering will be 100% backstopped by certain of the Company’s noteholders (the “Commitment Parties”), in each case on the terms and subject to the conditions described in the Plan Term Sheet and pursuant to a backstop commitment agreement, dated as of December 22, 2016 (the “Backstop Commitment Agreement”) among the Company and the Commitment Parties. The Debtors will seek approval of the Rights Offering and the Backstop Commitment Agreement as part of the PSA Motion at the PSA Hearing.

The rights to purchase Reorganized PEC Common Stock in the Rights Offering, any shares issued upon exercise thereof, and all shares issued to the Commitment Parties pursuant to the Backstop Commitment Agreement will be issued in reliance upon the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, Section 4(a)(2) of the Securities Act and/or Regulation D thereunder.

The foregoing descriptions of the Rights Offering and the Backstop Commitment Agreement do not purport to be complete and are qualified in their entirety by the Backstop Commitment Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Business Updates

As previously disclosed, on May 18, 2016, the Bankruptcy Court entered a final order approving that certain Superpriority Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), dated April 18, 2016, between the Company, as borrower, Citibank, N.A., as administrative agent and the lender parties thereto. The Debtors agreed to provide the lenders under the DIP Credit Agreement with comprehensive five-year business plans for their United States and Australian operations and a five-year consolidated business plan encompassing the entire enterprise (collectively, such business plans, the “Business Plan”). The Company has updated aspects of its financial projections previously included in the Business Plan to incorporate changes driven by recent pricing improvements, which impact the Company’s near-term industry views, financial performance and outlook (the “Updates”). The Updates were created using estimates and assumptions developed in October 2016. In November 2016, the Company provided the Updates to the Confidentiality Agreement Signatories (as defined below). The Updates are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Financial information included in the Updates (the “financial information”) was not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission (“SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or its affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error. Additionally, the Updates include certain non-GAAP financial measures, including projected EBITDAR and net cash flow excluding restructuring costs and borrowings. A discussion of the non-GAAP financial measures, including certain reconciliations, is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

In addition, in connection with the Chapter 11 Cases, the Company became a party to Adversary Proceeding No. 16-04068-399 (the “Adversary Proceeding”), which relates, among other things, to disputes arising under or relating to that certain Amended and Restated Credit Agreement, dated September 24, 2013, between the Company, as borrower, Citibank, N.A., as administrative agent and the lender parties thereto. On May 20, 2016, the Debtors filed a motion with the Bankruptcy Court requesting that the court enter an order directing all parties to the Adversary Proceeding to participate in non-binding mediation for purposes of attempting to resolve the disputes that are the subject of the Adversary Proceeding (the “Mediation”) and on June 20, 2016 the Bankruptcy Court entered such an order. In connection with the Mediation, the Company entered into confidentiality agreements (as amended, the “Confidentiality Agreements”) with certain of its lenders and other holders of Company debt (the “Confidentiality Agreement Signatories”) pursuant to which the Company agreed to publicly disclose certain information no later than 5:00 p.m. Eastern Standard Time on December 22, 2016 (the “Disclosure Date”).

In accordance with the provisions of the Confidentiality Agreements described above, the Company is hereby disclosing that, in addition to the Updates, on December 19, 2016, the Company also provided to the Confidentiality Agreement Signatories supplemental materials regarding the Company’s cash position and illustrative sources and uses of cash relating to the proposed Plan (the “Supplemental Materials”), and on December 20, 2016, the Company provided to the Confidentiality Agreement Signatories materials regarding intercompany debt (the “Intercompany Debt Materials”). The Supplemental Materials and the Intercompany Debt Materials are attached hereto as Exhibit 99.5 and Exhibit 99.6, respectively, and incorporated herein by reference.

Except with respect to the information included under the headings “Plan Support Agreement,” “Private Placement” and “Rights Offering and Backstop Commitment,” and Exhibits 10.1, 10.2 and 10.3 filed herewith, the information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Peabody Energy’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the related exhibits contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to:

•	Peabody Energy’s ability to obtain Bankruptcy Court approval with respect to the Plan, the Disclosure Statement, the PSA, the Backstop Commitment Agreement, motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	Peabody Energy’s ability to confirm and consummate the Plan;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements, and relationships with third parties, regulatory authorities and employees;

•	Bankruptcy Court rulings in the Chapter 11 Cases, as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	the risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to confirm and consummate the Plan and restructuring generally;

•	increased advisory costs to execute the Plan and increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the impact of the New York Stock Exchange’s delisting of Peabody Energy common stock on the liquidity and market price of Peabody Energy common stock and on Peabody Energy’s ability to access the public capital markets;

•	the likelihood that Peabody Energy’s common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and its expectation that the common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	Peabody Energy’s ability to continue as a going concern in the long-term, including Peabody Energy’s ability to confirm the Plan that restructures Peabody Energy’s debt obligations to address Peabody Energy’s liquidity issues and allow emergence from the Chapter 11 Cases;

•	Peabody Energy’s ability to maintain adequate debtor-in-possession financing or use cash collateral;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing upon and after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including the Australian operations;

and other risks and uncertainties. Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report and the related exhibits may not occur and should not place undue reliance on any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Plan Support Agreement

10.2	Private Placement Agreement

10.3	Backstop Commitment Agreement

99.1	Plan Term Sheet

99.2	Press Release of Peabody Energy Corporation dated December 22, 2016

99.3	2016-2021 Business Updates

99.4	Non-GAAP Financial Measures Discussion

99.5	Supplemental Materials

99.6	Intercompany Debt Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

December 23, 2016	By:	/s/ A. Verona Dorch
	Name:	A. Verona Dorch
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Plan Support Agreement

10.2	Private Placement Agreement

10.3	Backstop Commitment Agreement

99.1	Plan Term Sheet

99.2	Press Release of Peabody Energy Corporation dated December 22, 2016

99.3	2016-2021 Business Updates

99.4	Non-GAAP Financial Measures Discussion

99.5	Supplemental Materials

99.6	Intercompany Debt Materials